October 29, 1997


VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:   Datastream Systems, Inc.
            Commission File Number:  0-25590
            Preliminary Proxy Materials

Ladies and Gentlemen:

      On behalf of Datastream Systems, Inc. , a Delaware corporation (the "Company"), I hereby include for electronic filing pursuant to Regulation S-T the following:

      1.     Schedule 14A Cover Page;

      2.     The Company's Letter to Stockholders;

      3.     The Notice of Special Meeting of Stockholders;

      4. The Proxy Statement for the Special Meeting of Stockholders to be held on December 15, 1997 (the "Proxy Statement"); and

      5. The form of Proxy to be used for the Special Meeting of Stockholders to be held on December 15, 1997.

      The Proxy materials will be first sent to Stockholders on or about November 10, 1997. As indicated in the Proxy materials, the principal business of the Special Meeting of the Stockholders of the Company will be (i) to consider approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 15,000,000 to 40,000,000 the number of shares of common stock the Company is authorized to issue and (ii) to transact such other business as may properly come before the meeting.

      If you have any questions about the enclosed documents, please contact the undersigned at 864/422-5001.

                                   Sincerely,

                                    Daniel H. Christie
                                    Chief Financial Officer
Enclosures
cc:   J. Stephen Hufford, Esq.
      Seletha R. Butler, Esq.

                           PRELIMINARY PROXY MATERIAL



                            DATASTREAM SYSTEMS, INC.
                               50 Datastream Plaza
                        Greenville, South Carolina 29605
                                 (864) 422-5001

                                                               November 10, 1997

Dear Stockholder:

      On behalf of the Board of Directors of Datastream Systems, Inc., a Delaware corporation (the "Company"), I am pleased to advise you that a special meeting of the stockholders of the Company will be held at 8:00 a.m. on Monday, December 15, 1997 at the Company's headquarters, located at 50 Datastream Plaza in Greenville, South Carolina.

      The principal business of the meeting will be (i) to consider approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 15,000,000 to 40,000,000 the number of shares of common stock the Company is authorized to issue and (ii) to transact such other business as may properly come before the meeting.

      Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

                                    Sincerely yours,



                                    Larry G. Blackwell
                                    Chairman, President and Chief
                                      Executive Officer

                            DATASTREAM SYSTEMS, INC.
                               50 Datstream Plaza
                        Greenville, South Carolina 29605

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

      Notice is hereby given that the Special Meeting of Stockholders of Datastream Systems, Inc., a Delaware corporation, will be held at 8:00 a.m. on Monday, December 15, 1997 at the Company's headquarters, located at 50 Datastream Plaza in Greenville, South Carolina. The meeting is called for the following purposes:

      (1)To consider the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 15,000,000 to 40,000,000 the number of shares of Common Stock the Company is authorized to issue; and

      (2)To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on November 7, 1997 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                                    By Order of the Board of Directors,



                                    Larry G. Blackwell
                                    Chairman, President and Chief
                                      Executive Officer

 Greenville, South Carolina
 November 10, 1997



  IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO MARK,
   SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES WILL BE
                                  REPRESENTED.

                            DATASTREAM SYSTEMS, INC.
                               50 Datastream Plaza
                        Greenville, South Carolina 29605

                                 PROXY STATEMENT

      This Proxy Statement is furnished by and on behalf of the Board of Directors of Datastream Systems, Inc. (the "Company") in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of the Company to be held at 8:00 a.m. on Monday, December 15, 1997 at the Company's headquarters, located at 50 Datastream Plaza in Greenville, South Carolina, and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about November 10, 1997 to the Company's stockholders of record on the Record Date, as defined below.

 THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                             SHARES ENTITLED TO VOTE

      Proxies will be voted as specified by the stockholder or stockholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Special Meeting, the shares of common stock, $.01 par value per share ("Common Stock"), of the Company represented thereby will be voted FOR an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 15,000,000 to 40,000,000 the number of shares of Common Stock the Company is authorized to issue. The submission of a signed proxy will not affect a stockholder's right to attend and to vote in person at the Special Meeting. A stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Special Meeting.

      Only holders of record of Common Stock as of the close of business on November 7, 1997 (the "Record Date") will be entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were _______ shares of Common Stock (the "Shares") outstanding. Holders of Shares authorized to vote are entitled to cast one vote per Share on all matters. The holders of a majority of the Shares outstanding and entitled to be voted must be present or represented by proxy to constitute a quorum. Shares as to which authority to vote is withheld and abstentions will be counted in determining whether a quorum exists.

      Approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the Shares outstanding. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of votes against such proposal. Broker non-votes, those shares held by a broker or nominee as to which such broker or nominee does not have discretionary voting power, will not be counted as votes for or against approval of such matters.

      With respect to any other matters that may come before the Special Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders.

  PROPOSAL - AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      Article IV of the Company's Amended and Restated Certificate of Incorporation currently provides that the Company is authorized to issue 15,000,000 shares of Common Stock and 1,000,000 of preferred stock, $1.00 par value per share ("Preferred Stock"). This proposal presents a proposed amendment to the Amended and Restated Certificate of Incorporation that, if adopted, would increase the number of shares of Common Stock the Company is authorized to issue from 15,000,000 to 40,000,000 shares. No change would be made to the number of authorized shares of Preferred Stock as a result of the proposed amendment to
Article IV. The text of Article IV, as proposed to be amended, is set forth in its entirety along with the form of resolution to be presented to the stockholder in Appendix A.

      If this proposal is adopted, the Board of Directors of the Company will be permitted to issue the authorized shares without further stockholder approval, except to the extent otherwise required by law or by a securities exchange or stock market on which the Common Stock is listed or traded at the time. The Company's Common Stock is presently traded on the National Market System of the National Association of Securities Dealers, Inc. Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock. The additional shares of Common Stock for which authorization is sought, if and when issued, would have the same rights and privileges as the shares of Common Stock now outstanding.

      As of the Record Date, there were __________ shares of Common Stock issued and outstanding. There is an aggregate of 1,500,000 shares of Common Stock reserved for issuance under the Company's Amended and Restated 1995 Stock Option Plan (the "Stock Option Plan") and an aggregate of __________ shares of Common Stock reserved for issuance under the Company's Stock Purchase Plan. Under
Article IV of the Company's Amended and Restated Certificate of Incorporation, there are presently 15,000,000 shares of Common Stock authorized for future issuance. Accordingly, as of that date, there were only __________ shares of Common Stock unreserved for future issuance. In addition, the Company has expressed its intention to effect a stock split if the stockholders approve this proposal. However, the Board of Directors of the Company has not yet determined the amount of such stock split. If the amendment to the Company's Amended and Restated Certificate of Incorporation is adopted, the Company would have ___________ shares unreserved for future issuance ( ___________ shares unreserved for future issuance after giving effect to the stock dividend).

      The Board of Directors recommends the increase in authorized Common Stock to enable the Company to have additional shares available for issuance in connection with splits, dividends and offerings of Common Stock, business acquisitions, stock option, stock purchase and other employee benefit plans, and for other general corporate purposes. The Board of Directors believes that increasing the number of shares of authorized Common Stock will give the Company greater flexibility and will allow the Board of Directors to issue additional shares of Common Stock for the purposes listed above without the expense and delay of holding a special stockholder's meeting. The Company has no current plans, agreements or arrangements for the issuance of additional shares of Common Stock, other than (i) the proposal to effect the stock dividend described above and (ii) the grants of options and the issuance of shares pursuant to the Company's Stock Option Plan.

      The additional authorized shares of Common Stock will be available for issuance (subject to further stockholder approval if required by law or stock exchange rules as noted above) at such times and for such proper purposes as the Board of Directors may approve, including possible future financing and acquisition transactions. Depending upon the nature and terms thereof, such transactions could enable the Board of Directors to render more difficult or discourage an attempt by a third party to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to acquire control of the Company.

      Issuances of additional shares of Common Stock, depending upon their timing and circumstances, may dilute earnings per share and decrease the book value per share of shares theretofore outstanding and each stockholder's percentage ownership of the Company may be proportionately reduced.

Beneficial Ownership Of Common Stock

      The following table sets forth information concerning (i) those persons known by management of the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) the directors of the Company, (iii) the Company's Chief Executive Officer, Larry G. Blackwell and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes below, such information is provided as of [November 7,] 1997. According to rules adopted by the SEC, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock. [Table to be updated for information as of November 7, 1997.]

                                               Amount and Nature    Percent
          Name of Beneficial Owner             of Beneficial        of Class
                                               Ownership
Executive Officers and Directors
Larry G. Blackwell..........................   1,725,345(1)          18.8%
John M. Sterling, Jr........................      54,006(2)            *
Richard T. Brock............................       7,000(2)            *
Kenneth D. Tracy............................       6,000(3)            *
Ira D. Cohen................................         500(4)            *
All current directors and
 executive officers as a
 group (8 persons)..........................   2,059,839(5)          22.3%

Other Stockholders
Pilgrim Baxter & Associates(6)..............     544,600              6.1%
----------------------------------
(1) Includes 21,771 shares of Common Stock subject to options exercisable on or within 60 days after [November 7,] 1997.
(2) Includes 5,000 shares of Common Stock subject to options exercisable on or within 60 days after [November 7,] 1997.
(3) Includes 5,000 shares of Common Stock subject to options exercisable on or within 60 days after [November 7,] 1997; includes 1,000 shares of Common Stock as to which Mr. Tracy shares voting and investment power with his spouse.
(4) Represents 500 shares of Common Stock subject to options exercisable on or within 60 days after [November 7,] 1997.
(5) Includes 100,602 shares of Common Stock subject to options exercisable on or within 60 days after [November 7,] 1997.
(6) The business address of Pilgrim Baxter & Associates is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. The numbers reported were derived from a Schedule 13G executed by Pilgrim Baxter & Associates on February 14, 1997 and filed with the Securities and Exchange Commission on March 19, 1997. According to the Schedule 13G, the power to vote such shares is shared among the following: Pilgrim Baxter & Associates, Harold J. Baxter and Gary L. Pilgrim.

   THE BOARD OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE IN FAVOR OF THE
    AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the Shares represented thereby in accordance with their best judgment.

                             SOLICITATION OF PROXIES

      The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. to assist it in the proxy solicitation process and will pay such firm approximately $________ for its services (exclusive of postage fees). In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

                              INDEPENDENT AUDITORS

      The firm of KPMG Peat Marwick LLP served as the Company's independent auditors for the fiscal year ended December 31, 1996 and the Board of Directors has reappointed this firm as the Company's independent auditors for the fiscal year ending December 31, 1997. A representative of this firm is expected to attend the Special Meeting to respond to questions from stockholders and to make a statement if he or she so desires.

                STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

      Any proposal that a stockholder may desire to have included in the Company's proxy materials for presentation at the 1998 annual meeting must be received by the Company at its executive offices at 50 Datastream Plaza, Greenville, South Carolina 29605, Attention: Mr. Daniel H. Christie, on or prior to February 13, 1998.

                                    By Order  of the Board of Directors



                                    Larry G. Blackwell
                                    Chairman, President and Chief
                                      Executive Officer

Greenville, South Carolina
November 10, 1997

                                   APPENDIX A

      At the Special Meeting, the stockholders will be asked to consider the following resolution, the purpose of which is to increase the number of shares of Common Stock the Company is authorized to issue from 15,000,000 to 40,000,000:

            RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of Datastream Systems, Inc. be amended and restated in its entirety as follows:

                                   ARTICLE IV

                  The corporation  shall have the authority to issue  40,000,000 shares of common stock of the par value $.01 per share ("Common Stock"), and 1,000,000 shares of preferred stock of the par value $1.00 per share ("Preferred Stock").

 In all other respects, the Amended and Restated Certificate of Incorporation will remain unchanged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF DATASTREAM SYSTEMS, INC.


      The undersigned shareholder(s) of Datastream Systems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders dated November 10, 1997, and hereby appoints Larry G. Blackwell and Daniel H. Christie, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of the stockholder(s) of the Company to be held at 8:00 a.m. on Monday, December 15, 1997 at the Company's headquarters, located at 50 Datastream Plaza in Greenville, South Carolina, and at any adjournment(s) thereof (the "Special Meeting"), and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 15,000,000 to 40,000,000 the number of shares of Common Stock the Company is authorized to issue.

          ____FOR               ____AGAINST                ____ABSTAIN

(2) In their discretion, upon such other matter or matters which may properly come before the Special Meeting or any adjournment(s) thereof.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY. This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder(s). If no direction is made, it will be voted FOR proposal (1) and as the proxies deem advisable on such other matters as may come before the Special Meeting.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to its holdings, and hereby ratifies and confirms all that the proxy appointed herein may lawfully do by virtue hereof.



                                 Dated _________________________________, 1997


                                   -------------------------------------------
                                            Signature


                                   -------------------------------------------
                                            Signature (if held jointly)
                                            Title or authority (if applicable)


                                            Number          of          shares
held_______________________



NOTE: Please sign exactly as name appears on your stock certificate(s). If shares are registered in more than one name, the signature of all such persons is required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person.